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                                                                     EXHIBIT 4.4

                                   [LOGO]

    NUMBER                                             SHARES
  LMI-

COMMON STOCK                                        COMMON STOCK


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                      CUSIP  518567 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



This Certifies that



is the registered holder of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,PAR VALUE $.001 OF,
                                LAUNCH MEDIA,INC.


 transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                         COUNTERSIGNED AND REGISTERED:
                         U.S. STOCK TRANSFER CORPORATION

                                 TRANSFER AGENT
                                 AND REGISTRAR,

By

AUTHORIZED SIGNATURE

Dated:



/s/ JEFFREY MICKEAL                                         /s/ ROBERT ROBACK


SECRETARY                                                   PRESIDENT
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                                LAUNCH MEDIA,INC.

   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                   UNIF GIFT MIN ACT-........Custodian.........
TEN ENT - as tenants by the entireties                             (Cust)             (Minor)
JT TEN  - as joint tenants with right of                           under Uniform Gifts to Minors
          survivorship and not as tenants                          Act..........................
          in common                                                              (State)

                                                 UNIF TRF MIN ACT -....... Custodian (until age.....)
                                                                   (Cust)
                                                                   ........under Uniform Transfers
                                                                   (Minor)
                                                                   to Minors Act....................
                                                                                    (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,___________________hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________


__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within Corporation with full power of substitution in the premises.

Dated__________________________

                                       X________________________________________

                                       X________________________________________


                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                                       THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By_________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),PURSUANT TO S.E.C.RULE 17Ad-15.